UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: June 29, 2018
(Date of earliest event reported)

FEDNAT HOLDING COMPANY
(Exact name of registrant as specified in its charter)

Florida	000-25001	65-0248866
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14050 N.W. 14th Street, Suite 180
Sunrise, FL	33323
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (800) 293-2532

FEDERATED NATIONAL HOLDING COMPANY
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

Name Change of Insurance Subsidiary

FedNat Holding Company (the “Company”) announced today that its primary insurance subsidiary has changed its name to FedNat Insurance Company (“FNIC”) from Federated National Insurance Company.  A copy of the Company’s press release regarding this announcement is attached to this Current Report on Form 8-K as Exhibit 99.1, which shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Current Report on Form 8-K.

2018-2019 Quota Share Reinsurance Agreement

The Company has agreed to the terms of FNIC’s quota share reinsurance program for 2018-2019, which is one of the means by which the Company reinsures (cedes) a portion of written premiums to limit FNIC’s loss exposure.  This program, a new 2% quota share on FNIC’s Florida homeowners book of business, will become effective on July 1, 2018 on an in-force, new and renewal basis excluding named storms.  In addition, this quota share allows FNIC the flexibility to increase or decrease the cession percentage up to three times during the term of the agreement.

The existing 10% quota share expires on July 1, 2018 on a cut-off basis, meaning that the reinsurer will not be liable (under this agreement) for losses as a result of occurrences taking place after the date of termination, and the unearned premium previously ceded will be returned to FNIC.

Forward-Looking Statements

Statements in this Current Report on Form 8-K that are not historical fact are forward-looking statements that are subject to certain risks and uncertainties that could cause actual events and results to differ materially from those discussed herein. The risks and uncertainties include, without limitation, risks and uncertainties relating to or resulting from matters described from time to time by the Company in releases and publications, and in periodic reports and other documents filed with the U. S. Securities and Exchange Commission. Any such forward-looking statements speak only as of the date on which they are made and the Company does not undertake any obligation to update publicly or revise any forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1 FedNat Holding Company press release dated June 29, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDNAT HOLDING COMPANY

Date: June 29, 2018	By:	/s/ Ronald A. Jordan
Name:	Ronald A. Jordan
Title:	Chief Financial Officer
(Principal Financial Officer)